--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002
Dear Shareholder:

     With an economy looking to find secure footing, volatility was widespread through the overall marketplace for the semi-annual period. After the events of September 11th, investors flocked to the bond market in search of stability. However, at the onset of the period, returns in the fixed income markets were depressed as strong consumer and military spending indicated the potential for an economic recovery. Fluctuations continued into 2002 as bonds posted strong returns during the first two months of the new year. In the closing days of March, fixed income securities reversed their positive trend only to once again rally during April. For the six months ended April 30, 2002, the LEHMAN BROTHERS AGGREGATE INDEX, a broad measure of the taxable bond market, finished relatively flat at -0.01%.*

     Much of the activity in the market can be attributed to the actions of the Federal Reserve Board (the "Fed"). After eleven rate reductions in 2001, the Fed ended its accommodative monetary policy in the first quarter to assess the impact of 4.75% of monetary stimulus on the economy. While this was an acknowledgement that the country is in the early stages of economic recovery, it also signaled that rates might rise on the belief that a comeback in inflation poses the same risk as further economic weakness. In March, fixed income markets suffered following the Fed's decision to leave rates unchanged, which led the investment community to anticipate an economy in the early stages of recovery.

     Looking broadly at the fixed income market, mortgage-backed securities provided strong returns as fears of rising interest rates reduced the volume of prepayments as the speed of mortgage refinancings decreased. Corporate bonds experienced mixed returns over the period as concerns surrounding corporate earnings and accounting practices increased the event risk within that sector and impeded returns. In the wake of Enron's collapse, many companies have now begun to reduce their debt and increase their credit quality. Longer-term U.S. Government bond prices (which move in the opposite direction from yields) lagged during the period with more promising economic data emerging throughout the period. However, towards the latter part of the period, we believed Treasuries were attractively priced and that rates should fall, barring a robust economic recovery.

     Closing out the period, despite rising unemployment numbers in April, U.S. manufacturing, measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels while retail sales continued to grow. Inflation levels remained relatively benign and low inventory levels should continue to support the manufacturing data. However, we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery.

     The fluctuations seen in the bond market over the last six months reemphasize the need for investors to develop a strategy that best suits their overall goals and risk tolerance. Working with a financial advisor is one of the best means of doing this, and we encourage you to consult one when making an investment.

     The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,



/s/ Laurence D. Fink                   /s/ Ralph L. Schlosstein
--------------------                   ------------------------
Laurence D. Fink                       Ralph L. Schlosstein
Chairman                               President


----------
* The Lehman Brothers Aggregate Index is used to measure the performance of the U.S. investment grade fixed rate bond market. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002
Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Income Trust Inc. (the "Trust") for the six months ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. Government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

     The table below summarizes the changes in the Trust's stock price and NAV:


                              --------------------------------------------------
                               4/30/02  10/31/01     CHANGE    HIGH     LOW
--------------------------------------------------------------------------------
  STOCK PRICE                   $7.77     $7.26        7.02%   $7.77   $7.20
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)         $8.19     $8.06        1.61%   $8.19   $7.91
  10-YEAR TREASURY NOTE          5.09%     4.23%      20.33%    5.43%   4.18%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product (GDP) during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee (FOMC) to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher Fed funds rate by year-end. The 5-to10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2-and30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern.

     Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     For the period, the LEHMAN BROTHERS MORTGAGE INDEX returned 1.57% versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgages saw poor performance during the first two months of the period as prepayments increased dramatically and the volume of refinancing reached record levels. The first quarter of 2002 fared much better for mortgage-backed securities, which benefited from reduced volatility and increased demand. During the first three months of 2002, refinancing activity, as measured by the MBAA (Mortgage Bankers Association of America) Refinance Index, declined 78% from the all-time high it reached in November, helping mortgages to outperform Treasuries by 1.14% on a duration adjusted basis. Although lower coupon mortgages outperformed during November and December, decreased volatility in 2002 allowed higher coupons to outperform lower coupon issues year-to-date. Prepayments are expected to remain elevated for several months as over 25% of the mortgage coupons outstanding have an incentive to refinance. Despite increasing discussions of reform initiatives that could potentially affect FNMA and FHLMC, there has been little impact on their performance.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

     The Trust benefited from enhanced interest income and price appreciation due to strong performance by mortgages over the period. As mortgage refinancing spiked to record levels over the final two months of 2001, the Trust was positioned to minimize prepayment and extension risk with a core position in seasoned mortgage-backed securities, lower coupon mortgages and 15-year pass-throughs. The Trust's bias towards 15-years benefited performance as 15-years led 30-years for the semi-annual period. Also, the Trust selectively added Treasuries towards the latter part of the period on the belief that Treasuries had become more attractively priced.

     The following chart shows the Trust's asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
COMPOSITION                                  APRIL 30, 2002    OCTOBER 31, 2001
--------------------------------------------------------------------------------
U.S. Government and Agency Securities              28%                17%
--------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                    19%                31%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                             15%                 6%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities           13%                17%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities          10%                12%
--------------------------------------------------------------------------------
FHA Project Loans                                   6%                 7%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs        4%                 5%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities               3%                 3%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs    2%                 2%
--------------------------------------------------------------------------------

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment and continued interest in The BlackRock Income Trust, Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,

/s/ Robert S. Kapito      /s/ Keith T. Anderson            /s/ Michael P. Lustig

Robert S. Kapito          Keith T. Anderson                Michael P. Lustig
Vice Chairman and         Managing Director and            Managing Director and
Portfolio Manager         Chief Investment Officer--       Portfolio Manager
                          Fixed Income

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                 BKT
--------------------------------------------------------------------------------
  Initial Offering Date:                                        July 22, 1988
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/02:                                $7.77
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                                    $8.19
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/02 ($7.77)(1):             7.24%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                        $0.046875
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                     $0.562500
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  Distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                   VALUE
RATING*   (000)                 DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--115.0%
                    MORTGAGE PASS-THROUGHS--17.1%
                    Federal Home Loan Mortgage Corp.,
         $   515      6.50%, 5/01/29 - 5/01/30 ................ $   522,268
           1,470      7.50%, 7/01/07 - 2/01/23 ................   1,541,213
             371      8.00%, 11/01/15 .........................     391,256
             389      8.50%, 10/01/06 - 3/01/08,
                        15 Year ...............................     415,995
             847      9.00%, 9/01/20 ..........................     924,177
                    Federal National Mortgage Association,
           2,202      5.50%, 12/01/13 - 2/01/14,
                       15 Year ................................   2,204,526
           6,014      6.50%, 2/01/26 - 6/01/29 ................   6,098,335
          58,850      7.00%, 6/01/26 - 2/01/32 ................  60,726,619
           5,385      7.50%, 11/01/14,
                      18 Year Multifamily .....................   5,655,597
              57      7.50%, 2/01/22 - 9/01/23 ................      59,584
           1,776      8.00%, 5/01/08 - 5/01/22,
                        Multifamily ...........................   1,877,130
             655      9.497%, 6/01/24, Multifamily ............     700,165
              17      9.50%, 1/01/19 - 6/01/20 ................      18,295
                    Government National Mortgage
                      Association,
             374      7.00%, 10/15/17 .........................     386,267
           3,341      7.50%, 8/15/21 - 12/15/23 ...............   3,502,964
           2,587      8.00%, 10/15/22 - 2/15/29 ...............   2,752,879
             205      9.00%, 6/15/18 - 9/15/21 ................     219,672
                                                                -----------
                                                                 87,996,942
                                                                -----------
                    FEDERAL HOUSING
                    ADMINISTRATION--7.2%
           2,950    Beachtree, Series 87430,
                      10.25%, 6/01/32 .........................   2,957,800
                    GMAC,
           5,230      Series 33, 7.43%, 9/01/21 ...............   5,158,444
           1,987      Series 46, 7.43%, 3/01/22 ...............   1,984,949
             816      Series 48, 7.43%, 8/01/21 ...............     802,765
                                                                -----------
           1,140      Series 51, 7.43%, 2/01/23 ...............   1,125,264
                                                                -----------
           3,669      Series 56, 7.43%, 11/01/22 ..............   3,619,665
             804    Merrill,
                      Series 54, 7.43%, 2/01/23 ...............     793,256
             951    Reilly,
                      Series 41, 8.767%, 12/01/18 .............     920,719
           2,790    Tuttle Grove, 7.25%, 10/01/35 .............   2,898,231
                    USGI,
           3,991      Polaris, Series 982, 7.43%,
                        11/01/21 ..............................   3,936,718
             775      Series 87, 7.43%, 12/01/22 ..............     772,823
           2,923      Series 99, 7.43%, 10/01/23 ..............   2,945,378
           2,540      Series 6302, 7.43%, 12/01/21 ............   2,521,980
           6,465      Yorkville, Series 6094, 7.43%,
                        6/01/21 ...............................   6,376,596
                                                                -----------
                                                                 36,814,588
                                                                -----------

                    AGENCY MULTIPLE CLASS MORTGAGE
                      PASS-THROUGHS--4.9%
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
       $  12,186      Series T-11, Class A-9,
                        1/25/28 ...............................   9,912,220
           1,186      Series 19, Class 19-F,
                        3/15/20 ...............................   1,274,448
           2,506      Series 1104, Class 1104-L,
                        6/15/21 ...............................   2,687,933
             495      Series 1347, Class 1347-HC,
                        12/15/21 ..............................     495,413
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
             849      Trust 1988-16, Class 16-B,
                        6/25/18 ...............................     906,789
           1,372      Trust 1990-12, Class 12-G,
                        2/25/20 ...............................   1,343,444
           2,075      Trust 1992-43, Class 43-E,
                        4/25/22 ...............................   2,167,453
           6,797      Trust 1996-14, Class 14-M,
                        10/25/21 ..............................   6,627,173
                                                                -----------
                                                                 25,414,873
                                                                -----------
                    NON-AGENCY MULTIPLE CLASS
                      MORTGAGE PASS-THROUGHS--1.8%
AAA        6,982    Credit Suisse First Boston
                      Mortgage Certificates,
                      Series 2000-1, Class 2A,
                      3/15/15 .................................   7,103,792
AAA        1,880    Summit Mortgage Trust,
                      Series 2000-1, Class B1,**
                      12/28/12 ................................   1,903,147
                                                                -----------
                                                                  9,006,939
                                                                -----------
                    ADJUSTABLE RATE MORTGAGE
                      SECURITIES--0.6%
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
             696      Trust 1991-38, Class 38-F,
                        4/25/21 ...............................     780,728
             778      Trust 1993-248, Class 248-FB,
                        9/25/23 ...............................     757,141
           1,621      Trust 1993-256, Class 256-F,
                        11/25/23 ..............................   1,394,367
                                                                -----------
                                                                  2,932,236
                                                                -----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                   VALUE
RATING*   (000)                 DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                    INVERSE FLOATING RATE
                      MORTGAGES--21.9%
                    Countrywide Funding Corp.,
                      Mortgage Certificates,
AAA    $   7,735      Series 1993-D, Class A-15,
                        1/25/09 ............................... $ 8,005,913
AAA        3,394      Series 1993-10, Class A-8,
                        1/25/24 ...............................   3,574,844
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                        Participation Certificates,
             247      Series 1160, Class 1160-F,
                        10/15/21 ..............................     304,068
           1,882      Series 1526, Class 1526-SA,
                        6/15/23 ...............................   1,573,296
           1,918      Series 1570, Class 1570-SA, 8/15/23 .....   1,978,928
           1,526      Series 1580, Class 1580-SD,
                        9/15/08 ...............................   1,578,123
          10,236      Series 1584, Class 1584-FB,
                        9/15/23 ...............................  10,115,861
             443      Series 1590, Class 1590-OA,
                        10/15/23 ..............................     447,946
           2,169      Series 1601, Class 1601-SE,
                        10/15/08 ..............................   2,311,927
           1,457@     Series 1616, Class 1616-SB,
                        11/15/08 ..............................   1,504,513
           5,000@     Series 1649, Class 1649-S,
                        12/15/08 ..............................   5,160,938
             417      Series 1666, Class 1666-S,
                        1/15/24 ...............................     404,150
           2,250      Series 1688, Class 1688-S,
                        12/15/13 ..............................   2,269,688
           5,778      Series 1699, Class 1699-ST,
                        3/15/24 ...............................   4,311,649
           1,460      Series 2111, Class 2111-SX,
                        1/15/29 ...............................   1,306,700
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
              80      Trust G93-27, Class 27-SB,
                        8/25/23 ...............................      89,086
             705      Trust 1991-38, Class 38-SA,
                        4/25/21 ...............................     757,600
             686      Trust 1991-87, Class 87-S,
                        8/25/21 ...............................     822,375
             433      Trust 1991-145, Class 145-S,
                        10/25/06 ..............................     540,731
           5,000      Trust 1993-79, Class 79-SE,
                        1/25/22 ...............................   4,918,750
           1,959      Trust 1993-93, Class 93-S,
                        5/25/08 ...............................   2,076,976
              39      Trust 1993-97, Class 97-SB,
                        5/25/23 ...............................      29,872
           2,070      Trust 1993-113, Class 113-SB,
                        7/25/23 ...............................   2,119,294
             268      Trust 1993-116, Class 116-SB,
                        7/25/23 ...............................     289,847

       $     374      Trust 1993-129, Class 129-SE,
                        8/25/08 ...............................     385,732
           2,064      Trust 1993-147, Class 147-S,
                        8/25/23 ...............................   2,179,674
              88      Trust 1993-167, Class 167-SA,
                        9/25/23 ...............................      89,179
           2,148      Trust 1993-170, Class 170-SC,
                        9/25/08 ...............................   2,188,964
           3,500      Trust 1993-179, Class 179-SB,
                        10/25/23 ..............................   4,099,375
           4,000      Trust 1993-196, Class 196-SC,
                        10/25/08 ..............................   4,030,000
             641      Trust 1993-201, Class 201-SA,
                        10/25/23 ..............................     516,930
           4,493      Trust 1993-214, Class 214-S,
                        12/25/08 ..............................   4,718,972
           1,494      Trust 1993-214, Class 214-SH,
                        12/25/08 ..............................   1,562,393
           1,598      Trust 1993-224, Class 224-SD,
                        11/25/23 ..............................   1,567,923
           2,966      Trust 1993-224, Class 224-SE,
                        11/25/23 ..............................   3,010,666
           2,562      Trust 1993-247, Class 247-SN,
                        12/25/23 ..............................   2,774,815
             801      Trust 1994-19, Class 19-SB,
                        1/25/24 ...............................     720,755
              11      Trust 1994-27, Class 27-SE,
                        3/25/23 ...............................      11,403
           1,029      Trust 1999-1, Class 1-S,
                        7/25/23 ...............................   1,029,271
             395      Trust 2000-40, Class 40-FC,
                        6/25/29 ...............................     310,194
           4,965      Trust 2001-11B, Class 11B-SB,
                        4/18/29 ...............................   4,955,166
                    G. E. Capital Mortgage Services, Inc.,
AAA        8,598      REMIC Certificate 94-7,
                      Class A-17, 2/25/09 .....................   8,409,847
AAA          716      REMIC Certificate 98-12,
                      Class 4A-3, 7/25/28 .....................     634,010
Aaa        2,519    Kidder Peabody Acceptance Corp.,
                      Series 1993-1, Class A-6,
                        8/25/23 ...............................   2,514,878
                    Prudential Home Mortgage
                      Securities Co.,
                      Mortgage Pass-Through Certificates,
Aaa          743      Series 1993-43, Class A-16,
                        10/25/23 ..............................     759,615
Aaa        8,929      Series 1993-50, Class A-12,
                        11/25/23 ..............................   7,343,805
Aaa        1,000      Series 1993-54, Class A-28,
                        1/25/24 ...............................     945,000
AAA        1,569    Residential Funding Mortgage
                      Securities Inc.,
                      Series 1993-S36, Class A-13,
                        10/25/08 ..............................   1,603,360
                                                                -----------
                                                                112,855,002
                                                                -----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                   VALUE
RATING*   (000)                 DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                    INTEREST ONLY MORTGAGE-BACKED
                      SECURITIES--14.9%
         $   638    American Housing Trust III,
                      Senior Mortgage Pass-Through
                      Certificates,
                      Series 1, Class 4, (REMIC),
                        3/25/19 ...............................  $   80,992
             144    American Housing Trust VII,
                      Senior Mortgage Pass-Through
                      Certificates,
                      Series A, Class 2,
                        11/25/20 ..............................     460,000
                    BA Mortgage Securities, Inc.,
             835      Series 1997-1, Class X,
                        7/25/26 ...............................     135,221
             944      Series 1998-1, Class 2X,
                        5/28/13 ...............................     136,202
         113,211    Commercial Mortgage Acceptance Corp.,
                      Series 1997-ML1, Class IO,
                        12/15/30 ..............................   4,369,223
          40,244    Credit Suisse First Boston Mortgage
                      Securities Corp.,
                      Series 1997-C1, Class C1-AX,**
                        6/20/29 ...............................   2,608,418
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
          19,523      Series G-13, Class 13-PP,
                        5/25/21 ...............................   1,749,620
          64,167      Series G-60, Class 60-HS,
                        4/25/24 ...............................   2,536,598
          18,836      Series 204, Class 204-IO,
                        5/01/29 ...............................   4,706,304
               3      Series 1238, Class 1238-J,
                        1/15/07 ...............................      19,962
           6,697      Series 1353, Class 1353-S,
                        8/15/07 ...............................     577,573
              91      Series 1388, Class 1388-I,
                        6/15/07 ...............................     990,082
             134      Series 1494, Class 1494-PL,
                        3/15/22 ...............................     735,465
             603      Series 1632, Class 1632-S,
                        4/15/23 ...............................      12,444
           3,650      Series 1706, Class 1706-IA,
                        10/15/23 ..............................     521,319
             687      Series 1720, Class 1720-PK,
                        1/15/24 ...............................     116,156
          39,204      Series 1809, Class 1809-SC,
                        12/15/23 ..............................   3,663,168
             967      Series 1882, Class 1882-PJ,
                        4/15/22 ...............................      22,694
          33,828      Series 1914, Class 1914-PC,
                        12/15/11 ..............................     556,137
           1,863      Series 1917, Class 1917-AS,
                        5/15/08 ...............................     250,773
          15,106      Series 2002, Class 2002-HJ,
                        10/15/08 ..............................   1,073,594

       $   3,860      Series 2037, Class 2037-IB,
                        12/15/26 ..............................     406,543
           3,687      Series 2039, Class 2039-PI,
                        2/15/12 ...............................     329,491
           7,685      Series 2050, Class 2050-PI,
                        12/15/11 ..............................     708,409
           6,199      Series 2063, Class 2063-PI,
                        4/15/12 ...............................     635,386
          18,000      Series 2080, Class 2080-PL,
                        1/15/27 ...............................   3,352,500
              32      Series 2099, Class 2099-JB,
                        9/15/22 ...............................     894,400
           1,534      Series 2102, Class 2102-KI,
                        9/15/28 ...............................     107,371
           6,816      Series 2103, Class 2103-PI,
                        5/15/12 ...............................     640,089
          12,768      Series 2289, Class 2289-S,
                        2/15/31 ...............................   1,220,987
          12,543      Series 2296, Class 2296-IO,
                        8/15/27 ...............................     681,947
          16,208      Series 2296, Class 2296-SA,
                        3/15/16 ...............................     952,191
           8,592      Series 2315, Class 2315-CF,
                        7/15/20 ...............................     926,341
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
               4      Trust G-50, Class 50-G,
                        12/25/21 ..............................      92,676
           1,186      Trust G92-5, Class 5-H,
                        1/25/22 ...............................     281,712
               3      Trust G92-12, Class 12-C,
                        2/25/22 ...............................      84,242
           4,216      Trust G92-60, Class 60-SB,
                        10/25/22 ..............................     134,493
           7,061      Trust 301, Class 301-2,
                        4/01/29 ...............................   1,646,023
          19,011      Trust 302, Class 302-2,
                        6/01/29 ...............................   4,867,802
           3,003      Trust 1993-46, Class 46-S,
                        5/25/22 ...............................     264,507
           6,307      Trust 1993-199, Class 199-SB,
                        10/25/23 ..............................     441,492
           4,797      Trust 1993-201, Class 201-JC,
                        5/25/19 ...............................     132,116
             778      Trust 1993-202, Class 202-QA,
                        6/25/19 ...............................      15,811
          18,603      Trust 1994-33, Class 33-SG,
                        3/25/09 ...............................   1,415,607
          12,371      Trust 1996-68, Class 68-SC,
                        1/25/24 ...............................   1,366,596
          21,487      Trust 1997-37, Class 37-SE,
                        10/25/22 ..............................     406,342
           5,654      Trust 1997-50, Class 50-SI,
                        4/25/23 ...............................     137,822
          35,476      Trust 1997-65, Class 65-SB,
                        3/25/24 ...............................   1,920,964
          27,000      Trust 1997-65, Class 65-SG,
                        6/25/23 ...............................   2,053,080

See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                   VALUE
RATING*   (000)                 DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                   INTEREST ONLY MORTGAGE-BACKED
                   SECURITIES--(CONT'D)
                   Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
                     (cont'd)
      $   11,139     Trust 1997-76, Class 76-SP,
                       12/25/23 ................................. $ 1,564,681
          51,000     Trust 1997-90, Class 90-M,
                       1/25/28 ..................................  12,819,870
           1,043     Trust 1998-12, Class 12-PL,
                       7/18/19 ..................................       3,350
           3,726     Trust 1998-25, Class 25-PG,
                       3/18/22 ..................................     125,115
           4,446     Trust 1999-56B, Class 56B-SB,
                       10/25/29 .................................     377,720
           4,657     Trust 1999-W4, Class W4-IO,
                       12/25/28 .................................   1,066,770
          34,525     Trust 2000-2, Class 2-ID,
                       3/25/23 ..................................     215,780
           5,352     Trust 2002-19, Class 19-PI,
                       8/25/12 ..................................     615,490
             364   First Boston Mortgage Securities Corp.,
                     Series 1987-C, Class C-IO,
                       4/25/17 ..................................      85,513
          40,241   GMAC Commercial Mortgage
                     Securities, Inc.,
                     Trust 1997-C1, Class C1-X,
                       7/15/29 ..................................   2,548,608
          38,759   Goldman Sachs Mortgage
                     Securities Corp., Mortgage
                     Participation Certificates,
                     Series 1998-5, Class 5-IO,**
                       6/19/27 ..................................     799,397
           4,016   Government National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
                     Trust 2001-7, Class 7-PS,
                       1/20/28 ..................................     695,218
          24,382   Hanover Grantor Trust,
                     Series 1999-A, Class A1-IO,**
                       8/28/27 ..................................     300,960
          18,638   Headlands Mortgage Securities, Inc.,
                     Mortgage Certificates,
                     Series 1997-1, Class 1-X1,
                       3/25/27 ..................................     104,836
             414   Kidder Peabody Acceptance Corp.,
                     Series B, Class B-A2,
                       4/22/18 ..................................      86,565
          10,852   Merrill Lynch Mortgage Investors, Inc.,
                     Mortgage Pass-Through Certificates,
                     Series 95-C2, Class C2-IO,
                       6/15/21 ..................................     250,952
          15,469   Morgan Stanley Capital 1, Inc.,
                     Series 1997-HF1, Class HF1-X,**
                       7/15/29 ..................................     814,012

       $  65,560   Prudential Home Mortgage Securities Co.,
                     Mortgage Pass-Through Certificates,
                     Series 1994-5, Class 5-A9,
                       2/25/24 ..................................     204,876
               1   Prudential Securities, Inc.,
                     Trust 15, Class 15-IG,
                       5/20/21 ..................................      70,628
           5,274   Residential Funding Mortgage
                     Securities Inc., Series 2001-S5,
                     Class A-9,
                       3/25/31 ..................................     105,304
          41,044   Small Business Administration,
                     Series 2000-1, Class 1-I0,
                       4/01/15 ..................................   1,128,712
               6   Structured Asset Securities Corp.,
                     Series 1991-2, Class 2-GA,
                       12/20/21 .................................      57,507
         361,330   Vendee Mortgage Trust,
                     Trust 1999-2, Class 1-IO,
                       5/15/29 ..................................     733,951
           8,596   Wells Fargo Mortgage Backed
                     Securities Trust,
                     Series 2001-15, Class 2-A9,
                       7/25/31 ..................................     505,015
                                                                  -----------
                                                                   76,719,715
                                                                  -----------
                   PRINCIPAL ONLY MORTGAGE-BACKED
                   SECURITIES--11.0%
Aaa          498   Chase Mortgage Finance Corp.,
                     Mortgage Pass-Through
                     Certificates,
                     Series 1994-A, Class AP,
                       1/25/10 ..................................     417,764
AAA          324   Collateralized Mortgage Obligation Trust,
                     Trust 29, Class A,
                       5/23/17 ..................................     278,707
                   Drexel Burnham Lambert, Inc.,
AAA          122     Trust K, Class K-1,
                       9/23/17 ..................................      98,099
AAA        1,293     Trust V, Class V-1,
                       9/01/18 ..................................   1,157,049
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage Participation
                     Certificates,
             172     Series G-50, Class 50-AM,
                       4/25/24 ..................................     171,957
           1,466     Series T-8, Class A-10,
                       11/15/28 .................................     869,899
             642     Series 1418, Class 1418-M,
                       11/15/22 .................................     443,348
           3,077     Series 1571, Class 1571-G,
                       8/15/23 ..................................   1,880,109
           9,521     Series 1686, Class 1686-B,
                       2/15/24 ..................................   6,891,171
             265     Series 1691, Class 1691-G,
                       3/15/24 ..................................     263,391
           1,559     Series 1739, Class 1739-B,
                       2/15/24 ..................................   1,375,857

See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                   VALUE
RATING*   (000)                 DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                   PRINCIPAL ONLY MORTGAGE-BACKED
                   SECURITIES--(CONT'D)
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage Participation
                     Certificates, (cont'd)
         $   781     Series 1750, Class 1750-PC,
                       3/15/24 ..................................   $ 756,367
             925     Series 1857, Class 1857-PB,
                       12/15/08 .................................     887,431
           2,034     Series 1896, Class 1896-PA,
                       11/15/23 .................................   1,735,232
           4,471     Series 2009, Class 2009-HJ,
                       10/15/22 .................................   3,951,635
           8,019     Series 2082, Class 2082-PN,
                       1/15/24 ..................................   5,152,483
             139     Series 2087, Class 2087-PO,
                       9/15/25 ..................................     130,962
           1,027     Series 2162, Class 2162-L,
                       6/15/29 ..................................     626,296
             771     Series 2169, Class 2169-EA,
                       6/15/29 ..................................     703,152
             486     Series 2298, Class 2298-PO,
                       3/15/31 ..................................     425,610
                   Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
           1,428     Trust G93-2, Class 2-KB,
                       1/25/23 ..................................     931,911
           1,394     Trust 225, Class 225-1,
                       6/01/23 ..................................   1,231,292
           3,220     Trust 273, Class 273-1,
                       7/01/26 ..................................   2,671,524
           1,162     Trust 279, Class 279-1,
                       7/01/26 ..................................   1,015,404
             244     Trust 1991-7, Class 7-J,
                       2/25/21 ..................................     204,262
             552     Trust 1996-5, Class 5-NH,
                       4/25/24 ..................................     421,903
             428     Trust 1996-5, Class 5-PV,
                       11/25/23 .................................     419,428
          14,300@    Trust 1996-14, Class 14-PE,
                       8/25/23 ..................................   7,570,063
             563     Trust 1996-38, Class 38-E,
                       8/25/23 ..................................     551,599
           8,458     Trust 1998-26, Class 26-L,
                       3/25/23 ..................................   7,230,784
             883     Trust 1998-48, Class 48-P,
                       8/18/28 ..................................     803,869
           1,918     Trust 1999-W4, Class W4-PO,
                       2/25/29 ..................................   1,327,736
AAA          938   First Union Residential, Mortgage
                     Certificates,
                     Series 1999-A, Class A-1APO,
                       3/25/15 ..................................     775,936
AAA       13,000   Fund America Investors Corp.,
                     Series 1993-C, Class B,
                       4/29/30 ..................................   2,303,652

       $     358   Government National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
                     Trust 1999-40, Class 40-N,
                       6/20/27 ..................................     348,227
AAA          308   Housing Securities, Inc.,
                     Series 1993-D, Class D-8,
                       6/25/23 ..................................     254,020
AAA          273   Structured Mortgage Asset Trust,
                     Series 1993-3C, Class CX,
                       4/25/24 ..................................     214,679
                                                                  -----------
                                                                   56,492,808
                                                                  -----------
                   COMMERCIAL MORTGAGE-BACKED
                   SECURITIES--3.2%
AAA        6,000   Merrill Lynch Mortgage Investors, Inc.,
                     Series 1996-C1, Class A-3,
                       7.42%, 4/25/28 ...........................   6,146,250
AAA       10,250   NYC Mortgage Loan Trust,
                     Series 1996, Class A-2,**
                       6.75%, 6/25/11 ...........................  10,531,875
                                                                  -----------
                                                                   16,678,125
                                                                  -----------
                   U.S. GOVERNMENT AND AGENCY
                   SECURITIES--32.3%
                   Overseas Private Investment Corp.,
           8,806     5.46% - 7.35%, 5/29/12 .....................   9,093,177
                   Small Business Administration,
           3,553     Series 1996-20E-1,
                       7.60%, 5/01/16 ...........................   3,755,424
           4,170     Series 1996-20F-1,
                       7.55%, 6/01/16 ...........................   4,399,673
           2,630     Series 1996-20G-1,
                       7.70%, 7/01/16 ...........................   2,798,377
           3,386     Series 1996-20H-1,
                       7.25%, 8/01/16 ...........................   3,534,826
           5,182     Series 1996-20K-1,
                       6.95%, 11/01/16 ..........................   5,371,812
           2,098     Series 1997-20C-1,
                       7.15%, 3/01/17 ...........................   2,193,800
           2,357     Series 1998-P10A-1,
                       6.12%, 2/01/08 ...........................   2,376,964
                   United States Treasury Bonds,
         176,000@    Zero Coupon, 2/15/19 .......................  64,847,200
          50,000@    8.00%, 11/15/21 ............................  63,320,500
           5,000@  United States Treasury Notes,
                     3.50%, 11/15/06 ............................   4,814,050
                                                                  -----------
                                                                  166,505,803
                                                                  -----------
                   COLLATERALIZED MORTGAGE
                   OBLIGATION RESIDUALS***--0.1%
AAA           45   FBC Mortgage Securities Trust 16,
                     CMO, Series A-1, 7/01/17 ...................     349,300
                                                                  -----------

                   Total long-term investments
                     (cost $578,361,677) ........................ 591,766,331
                                                                  -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                   VALUE
RATING*   (000)                 DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS--3.3%
                   DISCOUNT NOTE--3.0%
       $  15,200   Federal Home Loan Bank,
                     1.79%, 5/01/02
                     (cost $15,200,000) .....................  $ 15,200,000
                                                               ------------
        CONTRACTS
        ---------
                   OUTSTANDING CALL OPTIONS
                   PURCHASED--0.3%
             765   United States Treasury Bond
                     30 Year Future,
                     expires 8/24/02 @ $102
                     (cost $1,150,369) ......................     1,530,000
                                                               ------------
                   Total short-term investments
                     (cost $16,350,369) .....................    16,730,000
                                                               ------------
                   Total investments before outstanding
                     options written--118.3%
                     (cost $594,712,046) ....................   608,496,331
                                                               ------------
        NOTIONAL
         AMOUNT
          (000)
        --------
                   OUTSTANDING OPTIONS
                   WRITTEN--(0.7)%
                   CALL OPTIONS--(0.5)%
                   Interest Rate Swaps,
       $  80,300     6.07%, over 3 month LIBOR,
                       expires 8/23/02 ......................    (1,568,018)
          32,000     5.46%, over 3 month LIBOR,
                       expires 10/15/02 .....................      (379,034)
          26,000     5.65%, over 3 month LIBOR,
                       expires 12/03/04 .....................      (503,807)
                                                               ------------
                                                                 (2,450,859)
                                                               ------------
                   PUT OPTIONS--(0.2)%
                   Interest Rate Swaps,
       $  99,000     3.98%, over 3 month LIBOR,
                       expires 6/05/02 ......................      (153,658)
          21,000     6.45%, over 3 month LIBOR,
                       expires 7/29/02 ......................       (65,858)
          32,000     6.76%, over 3 month LIBOR,
                       expires 10/15/02 .....................      (143,744)
          26,000     6.65%, over 3 month LIBOR,
                       expires 12/03/04 .....................      (607,222)
                                                               ------------
                                                                   (970,482)
                                                               ------------
                   Total outstanding options written
                     (premium received $3,959,589) ..........    (3,421,341)
                                                               ------------
                   Total investments, net of outstanding
                     options written--117.6% ................   605,074,990
                   Other liabilities in excess of other
                     assets--(17.6)% ........................   (90,534,697)
                                                               ------------
                   NET ASSETS--100% .........................  $514,540,293
                                                               ============
----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 3.3% of its net assets in securities restricted as to resale.
***  Illiquid security representing 0.07% of net assets.
@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

--------------------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:
                CMO   -- Collateralized Mortgage Obligation.
                REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $594,712,046) (Note 1) ...........     $608,496,331
Cash .........................................................          164,097
Interest receivable ..........................................        8,359,991
Unrealized appreciation on interest rate swaps
  (Notes 1 & 3) ..............................................        1,256,832
Receivable for investments sold ..............................          306,370
Due from broker-variation margin (Notes 1 & 3) ...............          277,051
Interest rate caps, at value
  (amortized cost $725,846) (Notes 1 & 3) ....................              250
Other assets .................................................           81,034
                                                                   ------------
                                                                    618,941,956
                                                                   ------------

LIABILITIES
Reverse repurchase agreements (Note 4) .......................       97,893,750
Outstanding options written, at value
  (premium received $3,959,589) (Notes 1 & 3) ................        3,421,341
Interest rate floor, at value
  (proceeds $954,000) (Notes 1 & 3) ..........................        2,219,392
Investment advisory fee payable (Note 2) .....................          270,529
Interest payable .............................................          269,052
Administration fee payable (Note 2) ..........................           82,776
Deferred directors fees (Note 1) .............................           56,001
Other accrued expenses .......................................          188,822
                                                                   ------------
                                                                    104,401,663
                                                                   ------------
NET ASSETS ...................................................     $514,540,293
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) ..............................       $  628,499
  Paid-in capital in excess of par ...........................      560,052,202
                                                                   ------------
                                                                    560,680,701

  Undistributed net investment income ........................       27,729,151
  Accumulated net realized loss ..............................      (88,446,826)
  Net unrealized appreciation ................................       14,577,267
                                                                   ------------
Net assets, April 30, 2002 ...................................     $514,540,293
                                                                   ============
NET ASSET VALUE PER SHARE:
  (514,540,293 / 62,849,878 shares of
  common stock issued and outstanding) .......................            $8.19
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including discount/premium
  accretion/amortization of $2,227,829 and net
  of interest expense of $2,892,004) .........................     $ 38,937,315
                                                                   ------------
Operating expenses
  Investment advisory ........................................        1,628,863
  Administration .............................................          499,864
  Reports to shareholders ....................................           80,000
  Transfer agent .............................................           69,000
  Custodian ..................................................           67,000
  Independent accountants ....................................           50,000
  Directors ..................................................           37,000
  Registration ...............................................           24,000
  Legal ......................................................           22,000
  Miscellaneous ..............................................           84,777
                                                                   ------------
    Total operating expenses .................................        2,562,504
                                                                   ------------
Net investment income ........................................       36,374,811
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on:
  Investments ................................................       17,070,792
  Interest rate swaps ........................................        3,527,528
  Short sales ................................................        3,284,174
  Futures ....................................................        2,365,755
  Options written ............................................          427,153
                                                                   ------------
                                                                     26,675,402
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................      (40,212,478)
  Interest rate floor ........................................        1,248,597
  Futures ....................................................          988,890
  Interest rate caps .........................................          761,018
  Options written ............................................          538,248
  Interest rate swaps ........................................         (922,692)
                                                                   ------------
                                                                    (37,598,417)
                                                                   ------------
Net loss on investments ......................................      (10,923,015)
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................     $ 25,451,796
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ...................................................   $ 25,451,796
                                                                   ------------
Decrease in investments ........................................      2,396,581
Net realized gain ..............................................    (26,675,402)
Decrease in unrealized appreciation ............................     37,598,417
Decrease in interest rate caps .................................          2,085
Decrease in interest rate floor ................................     (1,427,472)
Decrease in interest receivable ................................        430,430
Decrease in due from broker-variation margin ...................         76,511
Decrease in other assets .......................................          3,174
Increase in receivable for investments sold ....................       (101,118)
Increase in options written ....................................      3,421,341
Decrease in interest rate swaps ................................        875,683
Increase in interest payable ...................................        191,667
Decrease in due to broker--collateral on
  interest rate swaps ..........................................     (3,929,000)
Decrease in other accrued expenses and
  liabilities ..................................................        (49,270)
                                                                   ------------
  Total adjustments ............................................     12,813,627
                                                                   ------------
Net cash flows provided by operating activities.................   $ 38,265,423
                                                                   ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities.................    $38,265,423
Cash flows used for
financing activities:
  Decrease in reverse repurchase agreements.....................    (20,740,500)
  Cash dividends paid...........................................    (17,675,951)
                                                                   ------------
Net cash flows used for financing activities....................    (38,416,451)
                                                                   ------------
  Net decrease in cash..........................................       (151,028)
  Cash at beginning of period...................................        315,125
                                                                   ------------
  Cash at end of period.........................................   $    164,097
                                                                   ============
--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                             SIX MONTHS
                                                ENDED              YEAR ENDED
                                              APRIL 30,            OCTOBER 31,
                                                2002                  2001
                                             ----------            ----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income ................   $ 36,374,811            $ 34,923,300
  Net realized gain (loss) .............     26,675,402             (16,446,601)
  Net change in unrealized
  appreciation (depreciation) ..........    (37,598,417)             69,129,322
                                           ------------            ------------
  Net increase in
  net assets resulting from
operations .............................     25,451,796              87,606,021
  Dividends from net
  investment income ....................    (17,675,951)            (35,351,946)
                                           ------------            ------------
  Total increase .......................      7,775,845              52,254,075

NET ASSETS
Beginning of period ....................    506,764,448             454,510,373
                                           ------------            ------------

END OF PERIOD (INCLUDING UNDIS-
  tributed net investment
  income of $27,729,151 and
  $9,030,291, respectively) ............   $514,540,293            $506,764,448
                                           ============            ============

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

                                                   SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                       APRIL 30,   -----------------------------------------------------------
                                                          2002       2001        2000         1999         1998        1997
                                                        --------   --------    --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $   8.06   $   7.23    $   7.31     $   7.94     $   8.12     $   7.61
                                                        --------   --------    --------     --------     --------     --------
  Net investment income (net of interest
    expense of $0.05,  $0.11, $0.12, $0.16,
    $0.19 and $0.18, respectively) ..................        .58        .56         .50          .73          .62          .58
  Net realized and unrealized gain (loss) ...........       (.17)       .83        (.02)        (.80)        (.24)         .49
                                                        --------   --------    --------     --------     --------     --------
Net increase (decrease) from investment operations ..        .41       1.39         .48         (.07)         .38         1.07
                                                        --------   --------    --------     --------     --------     --------
Dividends from net investment income ................       (.28)      (.56)       (.56)        (.56)        (.56)        (.56)
                                                        --------   --------    --------     --------     --------     --------
Net asset value, end of period* .....................   $   8.19   $   8.06    $   7.23     $   7.31     $   7.94     $   8.12
                                                        ========   ========    ========     ========     ========     ========
Market value, end of period* ........................   $   7.77   $   7.26    $   6.38     $   6.13     $   6.94     $   6.88
                                                        ========   ========    ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ ............................      11.04%     23.23%      14.01%       (4.04)%       9.29%       19.68%
                                                        ========   ========    ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..................................       1.02%+++   1.03%       1.05%        1.01%        1.01%        1.02%
Operating expenses and interest expense .............       2.18%+++   2.54%       2.78%        3.03%        3.33%        3.44%
Net investment income ...............................      14.52%+++   7.43%       7.11%        9.54%        7.74%        7.63%

SUPPLEMENTAL DATA:
Average net assets (000) ............................   $505,342   $470,185    $448,027     $482,685     $506,858     $474,903
Portfolio turnover ..................................         23%        32%        114%         144%         214%         220%
Net assets, end of period (000) .....................   $514,540   $506,764    $454,510     $459,399     $499,075     $510,230
Reverse repurchase agreements outstanding,
  end of period (000) ...............................   $ 97,894   $118,634    $ 64,460     $186,451     $198,336     $228,530
Asset coverage++ ....................................    $ 6,256    $ 5,272     $ 8,095      $ 3,478      $ 3,520      $ 3,233

----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results. Total investment return for the period of less than one full year is not annualized.
 ++ Per $1,000 of reverse repurchase agreement outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

The BlackRock Income Trust Inc. (the "Trust"), a Maryland corporation, is a diversified closed-end management in-vestment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly; first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all, or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $1,628,863, $3,064,600,
$2,928,176 and $3,147,152, respectively. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess. The total dollar amounts paid to PI by the Trust under the Administration Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $499,864, $942,954, $900,977 and $968,355, respectively.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses which include reimbursement to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities,  other than short-term investments
and  dollar  rolls,   for  the  six  months  ended  April  30,  2002  aggregated
$201,905,950 and $146,730,510, respectively.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against an affiliate of PNC or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at April 30, 2002 was $595,273,646 and, accordingly, net unrealized appreciation for federal income tax purposes was $13,222,685 (gross unrealized appreciation $31,453,001; gross unrealized depreciation $18,230,316).

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $114,560,600 of which approximately $23,358,000 will expire in 2002, approximately $15,428,300 will expire in 2003, approximately $27,373,200 will expire in 2004, approximately $33,108,000 will expire in 2007, approximately $1,352,200 will expire in 2008 and approximately $13,940,900 will expire in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at April 30, 2002 were as follows:

                                       VALUE AT      VALUE AT
 NUMBER OF              EXPIRATION      TRADE        APRIL 30,     UNREALIZED
 CONTRACTS    TYPE         DATE          DATE          2002       APPRECIATION
 ---------    ----      ----------     --------      --------     ------------
Long
  positions:
    806       30 Yr.
           U.S. T-Bond    June '02    $81,474,985   $82,463,875      $988,890
                                      ===========   ===========      ========

   The Trust held two interest rate caps. Under all agreements, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each cap. Transaction fees are amortized through the termination of the agreement. Details of the caps at April 30, 2002 were as follows:

NOTIONAL                                                 VALUE AT
AMOUNT     FIXED     FLOATING    TERMINATION  AMORTIZED  APRIL 30,  UNREALIZED
 (000)     RATE        RATE          DATE        COST      2002    DEPRECIATION
------     -----   ------------  -----------  ---------  --------  ------------
$100,000   7.25%   3 mth. LIBOR    4/23/03     $469,683    $ 10     $(469,673)
 100,000   7.75%   3 mth. LIBOR     5/4/03      256,163     240      (255,923)
                                               --------    ----     ---------
                                               $725,846    $250     $(725,596)
                                               ========    ====     =========

   The Trust held one interest rate floor. Under the agreement, the Trust pays the excess, if any, of a fixed rate over a floating rate. The Trust received a transaction fee for the floor. Transaction fee is amortized through the termination of the agreement. Details of the interest rate floor held at April 30, 2002 were as follows:

NOTIONAL                                                VALUE AT
AMOUNT    FIXED    FLOATING   TERMINATION  AMORTIZED    APRIL 30,    UNREALIZED
 (000)    RATE       RATE         DATE        COST        2002      DEPRECIATION
------    -----  ------------ -----------  ---------    --------    ------------
$56,000   6.00%  1 mth. LIBOR   1/25/05   $(954,000)  $(2,219,392)  $(1,265,392)
                                          =========   ===========   ===========

   Details of open interest rate swaps at April 30, 2002 were as follows:

 NOTIONAL
  AMOUNT       FIXED        FLOATING     TERMINATION        UNREALIZED
   (000)       RATE           RATE           DATE          APPRECIATION
 --------    --------     ------------   -----------       ------------
 $ 24,000    5.71%(a)     3 mth. LIBOR      5/22/06         $1,021,104
   18,800    5.73%(a)     3 mth. LIBOR     12/14/11            235,728
                                                            ----------
                                                            $1,256,832
                                                            ==========
----------
(a) Trust pays floating interest rate and receives fixed rate.

   Transactions in options written during the period ended April 30, 2002, were as follows:

                                                       NOTIONAL
                                                        AMOUNT       PREMIUM
                                                        (000)        RECEIVED
                                                       --------     ----------
Options outstanding at October 31, 2001                      --             --
Options written                                        $461,100     $4,560,385
Options terminated in closing purchase transactions    (144,800)      (600,796)
                                                       --------     ----------
Options outstanding at April 30, 2002                  $316,300     $3,959,589
                                                       ========     ==========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 2002 was approximately $154,403,000 at a weighted average interest rate of approximately 1.89%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $185,961,750 as of January 31, 2002, which was 23.46% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the six months ended April 30, 2002.

NOTE 5. CAPITAL

   There are 200 million shares of $.01 par value common stock authorized. Of the 62,849,878 shares outstanding at April 30, 2002, the Advisor owned 10,753 shares.

NOTE 6. DIVIDENDS

Subsequent to April 30, 2002, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.046875 per share payable May 31, 2002 to shareholders of record on May 15, 2002.

NOTE 7. COMMITMENT

On October 9, 1997, the Trust entered into a commitment to purchase an aggregate of up to $20,000,000 of Overseas Private Investment Corp. securities prior to the commitment expiration on September 30, 2003. To date, the Trust has purchased such securities with a market value of $9,093,177 at April 30, 2002.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

   Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/ funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect two directors as follows:

DIRECTOR:                             CLASS            TERM            EXPIRING
--------                              -----            ----            --------
Richard E. Cavanagh ...............     I             3 years            2005
James Clayburn La Force, Jr. ......     I             3 years            2005


Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

Shareholders elected the two Directors. The results of the voting were as follows:

                                     VOTES FOR      VOTES AGAINST   ABSTENTIONS
                                     ---------      -------------   -----------
Richard E. Cavanagh ...............  57,263,318           --          681,908
James Clayburn La Force, Jr. ......  57,120,195           --          825,031

   Laurence D. Fink, Chairman of the Trust's Board of Directors and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the
Advisor: Laurence D. Fink--Chief Executive Officer, Ralph L. Schlosstein-- Director and President, Robert S. Kapito--Director and Vice Chairman, Henry Gabbay--Managing Director, and Anne Ackerley--Managing Director.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Income Trust's investment objective is to manage a portfolio of high quality securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?
The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase (up to 5% can be unrated but deemed by the Advisor to be of comparable quality). Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U .S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Advisor may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment.

Additionally, in order to protect the portfolio from interest rate risk, the Advisor will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is allowed to leverage at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-          Mortgage instruments with interest rates that
BACKED SECURITIES (ARMS):          adjust  at  periodic  intervals  at  a  fixed
                                   amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE            Mortgage-backed   securities  which  separate
OBLIGATIONS (CMOS):                mortgage  pools  into  short-,  medium-,  and
                                   long-   term    securities   with   different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE                Mortgage-backed  securities secured or backed
BACKED SECURITIES (CMBS):          by mortgage loans on commercial properties.


DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   Government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a strip.

INVERSE-FLOATING                   Mortgage instruments with coupons that adjust
RATE MORTGAGE:                     at periodic intervals  according to a formula
                                   which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE                 In a reverse repurchase agreement,  the Trust
AGREEMENTS:                        sells  securities  and  agrees to  repurchase
                                   them at a  mutually  agreed  date and  price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED           Arrangements  in  which a pool of  assets  is
SECURITIES:                        separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          STOCK              MATURITY
PERPETUAL TRUSTS                                                                         SYMBOL                DATE
                                                                                          -----                -----
The BlackRock Income Trust Inc.                                                           BKT                   N/A
The BlackRock North American Government Income Trust Inc.                                 BNA                   N/A
The BlackRock High Yield Trust                                                            BHY                   N/A
BlackRock Core Bond Trust                                                                 BHK                   N/A
BlackRock Strategic Bond Trust                                                            BHD                   N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                                   BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                                          BQT                  12/04
The BlackRock Advantage Term Trust Inc.                                                   BAT                  12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                 BCT                  12/09

TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          STOCK              MATURITY
PERPETUAL TRUSTS                                                                         SYMBOL                DATE
                                                                                          -----                -----
The BlackRock Investment Quality Municipal Trust Inc.                                     BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.                          RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust                                  RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                          RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                            RNY                   N/A
The BlackRock Pennsylvania Strategic Municipal Trust                                      BPS                   N/A
The BlackRock Strategic Municipal Trust                                                   BSD                   N/A
BlackRock California Municipal Income Trust                                               BFZ                   N/A
BlackRock Municipal Income Trust                                                          BFK                   N/A
BlackRock New York Municipal Income Trust                                                 BNY                   N/A
BlackRock New Jersey Municipal Income Trust                                               BNJ                   N/A
BlackRock Florida Municipal Income Trust                                                  BBF                   N/A
BlackRock New York Municipal Bond Trust                                                   BQH                   N/A
BlackRock Virginia Municipal Bond Trust                                                   BHV                   N/A
BlackRock Florida Municipal Bond Trust                                                    BIE                   N/A
BlackRock Municipal Bond Trust                                                            BBK                   N/A
BlackRock Maryland Municipal Bond Trust                                                   BZM                   N/A
BlackRock New Jersey Municipal Bond Trust                                                 BLJ                   N/A
BlackRock California Municipal Bond Trust                                                 BZA                   N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                            BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                      BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                           BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                   BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                             BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                                           BMT                  12/10
BlackRock California Municipal 2018 Term Trust                                            BJZ                  12/18
BlackRock New York Municipal 2018 Term Trust                                              BLH                  12/18
BlackRock Municipal 2018 Term Trust                                                       BPK                  12/18

      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:PNC), and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, some of which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.





                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

-------------------------
[LOGO] BLACKROCH
-------------------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Equiserve Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

   Statements and other information contained in this report are as dated and are subject to change.

                         THE BLACKROCK INCOME TRUST INC.
                         c/o Prudential Investments LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[Logo] Printed on recycled paper                                    09247F-10-0



THE [BLACKROCK LOGO]
INCOME
TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
APRIL 30, 2002




[BLACKROCK LOGO] (SM)